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EXHIBIT 23.




                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANT


As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Form S-8 Registration Statement File No. 333-34999.



Dallas, Texas,                                    ARTHUR ANDERSEN LLP
June 22, 1998